UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2012

OCLARO, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-30684	20-1303994
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

2560 Junction Avenue, San Jose, California 95134

(Address of principal executive offices, zip code)

(408) 383-1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On July 6, 2012, Oclaro, Inc. (“Oclaro”), Opnext, Inc. (“Opnext”), and Tahoe Acquisition Sub, Inc. (“Merger Sub”), reached an understanding to settle the previously disclosed class action lawsuit in California captioned Martin Zilberberg v. Charles J. Abbe, No. RG12623460 (and the cases consolidated with the Zilberberg action, other than the Wright action, which was voluntarily dismissed on July 5, 2012) and the previously disclosed class action lawsuit in Delaware captioned In re Opnext, Inc. Shareholders Litigation, C.A. No. 7400-VCL (collectively, the “Merger Litigation”). The Merger Litigation relates to the Agreement and Plan of Merger and Reorganization, dated as of March 26, 2012, by and among Oclaro, Merger Sub and Opnext.

Oclaro agreed to the settlement solely to avoid the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing. The other defendants and all named plaintiffs in the Merger Litigation are parties to the settlement, which provides, among other things, that the parties will seek to enter into a stipulation of settlement which provides for the conditional certification of the Zilberberg Action as a non opt-out class action pursuant to California Code of Civil Procedure § 382 and California Rule of Court 3.769 on behalf of a class consisting of all record and beneficial owners of Opnext common stock during the period beginning on March 26, 2012, through the date of the consummation of the proposed merger, including any and all of their respective successors in interest, predecessors, representatives, and the release of all asserted claims. The asserted claims will not be released until such stipulation of settlement is approved by the California and Delaware courts. There can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the California and Delaware courts will approve such settlement even if the parties were to enter into such stipulation. The settlement will not affect the merger consideration to be received by Opnext stockholders or the timing of the special meetings of Oclaro stockholders or Opnext stockholders scheduled for July 17, 2012.

Additionally, as part of the settlement, Oclaro and Opnext have agreed to make certain additional disclosures related to the proposed merger, which are set forth below. The additional disclosures supplement the disclosure contained in the joint proxy statement/prospectus which forms a part of the Registration Statement on Form S-4 filed by Oclaro with the Securities and Exchange Commission (“SEC”) on June 13, 2012 and mailed to Oclaro’s stockholders on or about June 15, 2012 (the “Proxy Statement”), and should be read in conjunction with the disclosures contained in the Proxy Statement, which in turn should be read in its entirety. Nothing in this Current Report on Form 8-K or any stipulation of settlement shall be deemed an admission of the legal necessity or materiality of any of the disclosures set forth herein. Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to such terms in the Proxy Statement.

The following additional disclosures supplement the existing disclosures contained under the caption “Background” beginning on page 40 of the Proxy Statement:

On March 18, 2012, a representative of Blackstone received an unsolicited phone call from a representative of a technology-focused private equity firm that subsequently made an unsolicited, non-binding written offer on May 23, 2012 to acquire all of the issued and outstanding capital stock of Opnext for $1.40 per share in cash. That private equity firm indicated in the March 18 call that it had heard rumors that Opnext was in merger discussions with another party in the industry, and on that basis wanted to express its interest in a transaction with Opnext, including potentially combining Opnext with one of its portfolio companies. The private equity firm did not propose any specific transaction structure or price terms during this call. The representative of Blackstone promptly informed senior management of Opnext of the call. Senior management gave due consideration to the March 18 call received from the private equity firm but determined to not pursue the inquiry in light of the advanced stage of the discussions with Oclaro and the potential that any pursuit of the inquiry could have the effect of delaying or ending the discussions with Oclaro, the lack of specificity relating to the structure and form of consideration in any transaction with the private equity firm and the fact that the board of directors of Opnext had generally considered and deemed undesirable certain transaction structures similar to those that could potentially arise from further discussions with the private equity firm.

On March 19, 2012, Mr. Ryuichi Otsuki, a director of Opnext and Executive General Manager, Global Business Planning & Operations Division, Information & Telecommunication Systems Company of Hitachi, Ltd., indicated to Mr. Bosco that, as previously discussed, Hitachi would support the proposed merger with Oclaro, but that notwithstanding such support Mr. Otsuki would step down from the Opnext board of directors upon completion of the merger and no representative of Hitachi would sit on the combined company board due to certain Hitachi accounting considerations.

In addition, the entry for May 17, 2011 under the caption “Background” is supplemented by replacing the first sentence with:

“On May 17, 2011, the board of directors of Opnext held a regularly scheduled meeting, at which time the board of directors formed a strategic advisory committee comprised of Messrs. Cowan, Abbe, Phillip Otto and John Otto, and instructed the management of Opnext to conduct a valuation of Opnext based upon its current stand-alone business plan as well as a comprehensive review of Opnext’s potential strategic options.”

In addition, the entry for September 26, 2011 under the caption “Background” is supplemented by adding the following language at the conclusion of the sentence beginning with “Opnext’s senior management…”:

“due to conservative views about the time to reach break-even and concerns around managing downsizing in Japan.”

The following additional disclosures supplement the existing disclosures contained under the caption “Opinion of Opnext’s Financial Advisor—Valuation of Opnext—Selected Companies Analysis” beginning on page 67 of the Proxy Statement:

Company	2012E FV/Revenue	2013E FV/Revenue	2012E FV/Adj. EBITDA	2013E FV/Adj. EBITDA
EMCORE Corp.	0.49x	0.38x	n/m1	n/m
Finisar Corp.	1.45x	1.31x	9.5x	7.0x
Oclaro, Inc.	0.45x	0.38x	n/m	12.8x
Oplink Communications Inc.	0.77x	n/m	5.7x	n/m
Opnext, Inc.	0.17x	0.15x	n/m	3.8x
NeoPhotonics Corp.	0.34x	0.29x	n/m	8.2x

Note: Trading data as of 3/22/2012

The following additional disclosures supplement the existing disclosures contained under the caption “Opinion of Opnext’s Financial Advisor—Valuation of Opnext—Selected Precedent Transactions Analysis” beginning on page 69 of the Proxy Statement:

Acquiror	Target	Date Announced	Transaction Firm Value / LTM Revenue Multiple
Eurazeo	3S Photonics SAS	October 2011	0.83x
NeoPhotonics Corporation	Santur Corporation	September 2011	0.93x
Francisco Partners	Source Photonics Inc.	October 2010	0.70x
Ignis ASA	SmartOptics AS	September 2010	1.42x
Oclaro Inc.	Mintera Corporation	July 2010	0.61x
Bookham Inc.	Avanex Corporation	January 2009	0.25x

[1]	n/m represents multiples that were not meaningful due to unavailability of analyst forecasts or negative EBITDA

Additional Information and Where to Find It

This Current Report on Form 8-K is being filed in connection with the proposed business combination involving Oclaro and Opnext. In connection with the proposed transaction, each of Oclaro and Opnext has mailed the Proxy Statement to its stockholders, and each of Oclaro and Opnext may file other documents with the SEC regarding the proposed transaction. Investors and security holders of Oclaro and Opnext are urged to carefully read the Proxy Statement and other documents filed with the SEC by Oclaro and Opnext as they will contain important information about the proposed transaction. Investors and security holders may obtain free copies of the documents filed with the SEC on Oclaro’s website at www.oclaro.com or Opnext’s website at www.opnext.com or the SEC’s website at www.sec.gov. Oclaro, Opnext and their respective directors and executive officers may be deemed participants in the solicitation of proxies with respect to the proposed transaction. Information regarding the interests of these directors and executive officers in the proposed transaction is included in the Proxy Statement. Additional information regarding the directors and executive officers of Oclaro is also included in Oclaro’s definitive proxy statement dated (and filed with the SEC on) September 9, 2011.

Forward-Looking Statements

Certain of the statements in this release are “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect Oclaro’s and Opnext’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Oclaro’s and Opnext’s expectations with respect to the anticipated financial benefits of the proposed transaction; approval of the proposed transaction by stockholders; the satisfaction of the closing conditions to the proposed transaction; and the timing of the completion of the proposed transaction. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of Oclaro and Opnext and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to: (i) the failure of the merger to close for any reason; (ii) the competitive position and opportunities for the combined company; (iii) general business and economic conditions; (iv) the performance of financial markets; (v) risks relating to the consummation of the contemplated merger, including the risk that required stockholder approval and regulatory agencies might not be obtained in a timely manner or at all or that other closing conditions are not satisfied; (vi) the impact on the merger on the markets for the combined companies optical, industrial and consumer products; (vii) the failure of the combined company to realize synergies and cost-savings from the transaction or delay in realization thereof; (viii) the businesses or employees of Oclaro and Opnext not being combined and integrated successfully, or such combination taking longer or being more difficult, time-consuming or costly to accomplish than expected; (ix) operating costs and business disruption following the merger, including adverse effects on employee retention and on our business relationships with third parties; (x) the future performance of the combined company following the closing of the merger; (xi) the combined company’s ability to maintain gross margins; (xii) effects of fluctuating product mix on results; (xiii) the combined company’s ability to timely develop and commercialize new products; (xiv) the combined company’s ability to respond to evolving technologies and customer requirements; (xv) the combined company’s dependence on a limited number of customers for a significant percentage of its projected revenues; (xvi) the combined company’s ability to effectively compete with companies that have greater name recognition, broader customer relationships and substantially greater financial, technical and marketing resources; (xvii) increased costs related to downsizing and compliance with regulatory requirements in connection with such downsizing, competition and pricing pressure; (xviii) the combined company’s potential lack of availability of credit or opportunity for equity based financing; (xix) the combined company’s risks associated with international operations; (xx) the combined company’s outcome of tax audits or similar proceedings; (xxi) the outcome of litigation pending against Oclaro or Oclaro; and (xxii) the parties’ ability to successfully negotiate an final settlement agreement, or the Delaware and California courts’ approval of such a settlement. Additional factors that can cause the results to materially differ than those described in the forward-looking statements can be found in the most recent Form 10-Q, most recent Form 10-K and other periodic reports filed by Oclaro and Opnext with the SEC. They each anticipate subsequent events and developments may cause their views and expectations to change. Neither Oclaro nor Opnext assumes any obligation, and they specifically disclaim any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCLARO, INC.

Date: July 6, 2012	By:	/s/ Alain Couder
Alain Couder Chief Executive Officer